National Security Variable Account N
National Security Life and Annuity Company
NScore Series of Variable Annuities
Supplement dated February 1, 2010
to the Prospectuses dated May 1, 2009
The following supplements and amends the prospectuses dated May 1, 2009, as may be previously supplemented:
Optional Asset Allocation Models
All references to Wilshire Associates are hereby deleted.